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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Rule (14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
Acusphere, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ACUSPHERE, INC.
500 Arsenal Street
Watertown, MA 02472

NOTICE OF CHANGE OF LOCATION OF
ANNUAL MEETING OF STOCKHOLDERS
and
CHANGE TO PROXY STATEMENT PROPOSAL

To the Stockholders of Acusphere, Inc.:

        We have changed the location of the Acusphere, Inc. annual meeting of stockholders. The date and time of the annual meeting are the same. The meeting will be held at the offices of Goodwin Procter LLP, 23rd Floor, 53 State Street, Boston, Massachusetts 02109, on Thursday, June 16, 2005, at 11:00 a.m., local time.

        In addition, in response to feedback we have received from some of our stockholders we have amended Proposal No. 2 included in the original proxy statement mailed to stockholders on or about April 29, 2005 in order to (i) reduce the number of shares reserved for issuance under our 2005 Stock Option and Incentive Plan (the "2005 Plan") from 2,300,000 shares to 1,700,000 shares and (ii) eliminate the so-called "liberal share recycling" provision included in the original version of the 2005 Plan.

        These changes are the only changes to the matters to be voted on at the annual meeting from the original proxy statement mailed to stockholders on or about April 29, 2005. Stockholders who have already submitted a proxy and wish to change their vote may revoke their proxy and vote again, as described in the accompanying materials.

        If you have any questions regarding this notice or the annual meeting of stockholders, you may call Georgeson Shareholder Communications, Inc., our proxy solicitors, toll-free at (800) 790-6795, or our investor relations department at (617) 925-3444.

John F. Thero Chief Financial Officer, Senior Vice President, Finance and Administration, Treasurer and Secretary
Watertown, MA June 3, 2005

        WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN YOUR PROXY CARD IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

ACUSPHERE, INC.
500 Arsenal Street
Watertown, MA 02472

AMENDMENT TO PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 16, 2005

June 3, 2005

Change of Location of Annual Meeting of Stockholders

        We have changed the location of the Acusphere, Inc. annual meeting of stockholders. The date and time of the annual meeting are the same. The meeting will be held at the offices of Goodwin Procter LLP, 23rd Floor, 53 State Street, Boston, Massachusetts 02109, on Thursday, June 16, 2005 at 11:00 a.m., local time.

Amendment to Proposal No. 2 (Approval of 2005 Stock Option and Incentive Plan)

        On or about April 29, 2005, we mailed a proxy statement to our stockholders describing the matters to be voted on at the Annual Meeting. At the Annual Meeting, our stockholders are being asked to: (i) elect two Class II directors to the Company's Board of Directors, each to serve for a term of three years or until his successor is elected and qualified; (ii) approve the Company's 2005 Stock Option and Incentive Plan (the "2005 Plan"); and (iii) transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

        We are amending Proposal No. 2 to reduce the number of shares authorized for issuance under the 2005 Plan from 2,300,000 shares to 1,700,000 shares and in order to eliminate the so-called "liberal share recycling" provision included in the original version of the 2005 Plan. These changes are the only changes to the matters to be voted on at the annual meeting from the original proxy statement mailed to stockholders.

Amended Proxy Statement Disclosure

        Our original proposal to approve the Company's 2005 Stock Option and Incentive Plan can be found under "Proposal 2 (Approval of 2005 Stock Option and Incentive Plan)" beginning on page 29 of the original proxy statement. Our amendments to Proposal No. 2 amend the disclosure contained in the third paragraph on page 29. Deleted text is shown below as crossed through and new text is shown below as underlined.

          If approved by stockholders, the total number of shares that could be issued under the 2005 Plan is ~~2,300,000~~ 1,700,000 shares. Based solely on the closing price of the Common Stock as reported by the NASDAQ National Market on April 28, 2005, the maximum aggregate market value of the Common Stock that could potentially be issued under the 2005 Plan is ~~$10,856,000~~ $8,024,000. The shares issued by the Company under the 2005 Plan may be authorized but unissued shares, or shares reacquired by the Company. To the extent that shares subject to an outstanding award under the 2005 Plan are not issued or delivered by reason of the expiration, termination, cancellation, or forfeiture of such award, ~~or by reason of the delivery of shares to pay all or a portion of the exercise price of an award, if any, or the delivery of shares to satisfy all or a portion of the tax withholding obligations relating to an award,~~ then such shares shall again be available under the 2005 Plan. Notwithstanding the foregoing, shares that are exchanged or withheld as full or partial payment in connection with any award under the 2005 Plan, as well as any shares exchanged or withheld to satisfy all or a portion of the tax withholding obligations related to an award, shall not be available for subsequent awards under the 2005 Plan.

        Corresponding changes will be made to the 2005 Plan, a form of which was attached to the original proxy statement as Annex E.

        The changes set forth above are the only changes to the proposals to be voted on at the Annual Meeting. Otherwise, the original proxy statement for the Annual Meeting remain unchanged.

        The affirmative vote of a majority of the shares present, in person or represented by proxy and voting on such matter is required for approval of the 2005 Stock Option and Incentive Plan, as amended.

Additional Information Regarding Acusphere's Equity Incentive Plans

        As of May 31, 2005, stock options were outstanding to purchase 2,708,231 shares of our common stock. The exercise price of these outstanding stock options range from $0.87 per share to $13.02 per share with a weighted-average exercise price of $6.41 per share. The remaining contractual life of these outstanding stock options range from less than one year to ten years with a weighted-average remaining contractual life of 8.4 years. As of May 31, 2005, there were 920,000 shares of our common stock available for future issuance under the 2003 Plan.

        The outstanding stock options at May 31, 2005 include 51,200 stock options granted during the two months ended May 31, 2005 at exercise prices ranging from $4.28 to $5.35 per share.

Voting Matters

        In connection with Acusphere's filing of this amendment to its proxy statement, you, as stockholder, have the following options:

  •
  If you have already voted, you can leave your vote as it is or you can change your vote based upon your review of this amendment; or

  •
  If you have not already voted, you may do so now.

        If you have already submitted a proxy, your vote will count as submitted by you, or you can revoke your prior proxy and vote again. We will disregard your prior vote and count your new vote submitted with your new proxy. If you have not voted, we urge you to vote using the proxy card you received with the original proxy statement.

Proxy Materials

        We will provide upon request and without charge to each stockholder receiving this amendment a copy of the original proxy statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2004, and/or the amended form of 2005 Stock Option and Incentive Plan. Copies can be obtained by writing to our Secretary, Acusphere, Inc., 500 Arsenal Street, Watertown, Massachusetts 02472.

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NOTICE OF CHANGE OF LOCATION OF ANNUAL MEETING OF STOCKHOLDERS and CHANGE TO PROXY STATEMENT PROPOSAL
AMENDMENT TO PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS To Be Held on June 16, 2005 June 3, 2005